United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as -permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials under § 240.14a-12

ZOMEDICA CORP.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BROKER ADDRESS
123 ANY STREET
ANY CITY/PROVINCE A1A 1A1

LOGO HERE

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JOHN A. SAMPLE
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ANYCITY PR A1A 1A1
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PROXY FORM

Annual Meeting
Zomedica Corp. (the "Corporation")

WHEN:
Thursday, June 6, 2024 at 1:00 pm EDT

WHERE:
www.virtualshareholdermeeting.com/ZOM2024

STEP 1 — REVIEW YOUR VOTING OPTIONS

ONLINE: VOTE AT **PROXYVOTE.COM** USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW.

SCAN TO VIEW MATERIAL AND VOTE NOW →

BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: **ENGLISH: 1-800-474-7493** OR **FRENCH: 1-800-474-7501**

BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED.

REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR BEFORE VOTING.

G-V502122020

CONTROL NO.:→

PROXY DEPOSIT DATE: June 4, 2024 at 1:00 pm EDT

The control number has been assigned to you to identify your shares for voting.

You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares.

INSTRUCTIONS:

1. **This Form of Proxy is solicited by and on behalf of management of the issuer.**
2. You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the Meeting. If you wish to appoint a person:
   - Write the name of your designate on the "Appointee" line and provide a unique **APPOINTEE IDENTIFICATION NUMBER** for your Appointee to access the Virtual Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or
   - Go to ProxyVote.com and insert the name of your designate in the "Change Appointee(s)" section and provide a unique **APPOINTEE IDENTIFICATION NUMBER** on the voting site for your Appointee to access the Virtual Meeting.

   You **MUST** provide your Appointee the **EXACT NAME** and **EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER** to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the **EXACT NAME** and **EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER** you enter.

   IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING.
3. This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof.

   This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein.
4. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required.
5. In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf.

   If you vote by Internet or telephone, do not mail back this Form of Proxy.
6. If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder.
7. This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee.
8. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular.
9. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate.
10. If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct.
11. This Form of Proxy should be read in conjunction with the accompanying management proxy circular.

PLEASE SEE OVER

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PROXY FORM

Zomedica Corp. (the "Corporation")

MEETING TYPE: Annual Meeting
MEETING DATE: Thursday, June 6, 2024 at 1:00 pm EDT
RECORD DATE: April 17, 2024
PROXY DEPOSIT DATE: June 4, 2024 at 1:00 pm EDT **CUID:**
ACCOUNT NO: **CUSIP:**

CONTROL NO.: →

STEP 2 APPOINT A PROXY (OPTIONAL)

APPOINTEE(S): Larry Heaton, or failing him, Karen DeHaan-Fullerton

Change Appointee

If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique **APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES** for your Appointee to access the Virtual Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com.

You **MUST** provide your Appointee the **EXACT NAME** and an **EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER** to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the **EXACT NAME** and **EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER** you enter below.

PLEASE PRINT APPOINTEE NAME INSIDE THE BOX → ☐

MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY

CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE → ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY

E-R1C

STEP 3 COMPLETE YOUR VOTING DIRECTIONS

ITEM(S): ***VOTING RECOMMENDATIONS ARE INDICATED BY*** **HIGHLIGHTED TEXT** ***OVER THE BOXES*** **(FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)**

Election of Directors

Item	FOR	WITHHOLD
1A Jeffrey Rowe	☐	☐
1B Robert Cohen	☐	☐
1C Chris MacLeod	☐	☐
1D Pam Nichols	☐	☐
1E Johnny D. Powers	☐	☐
1F Sean Whelan	☐	☐
1G Rodney Williams	☐	☐
1H Larry Heaton	☐	☐
02 Ratification of the appointment of Grant Thornton LLP as the Corporation's independent registered public accounting firm for 2024	☐	☐

Item	FOR	AGAINST	ABSTAIN
03 Approval, on an advisory basis, the executive compensation of the Corporation's named executive officers	☐	☐	☐

STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED

SIGNATURE(S) *INVALID IF NOT SIGNED*

M M D D Y Y

2

 Annual Meeting Notice

Important Notice Regarding Availability Proxy Materials for the Shareholder Meeting to be Held on June 6, 2024

Dear Shareholder:

The Annual Meeting of common shareholders (the “Shareholders”) of Zomedica Corp. (“Zomedica” or the “Corporation”) will be held online via live audio webcast on Thursday, June 6, 2024 at 1:00 p.m. Eastern Daylight Time (the “Meeting”).

The Corporation will use the notice-and-access model for delivery of Meeting materials to its Shareholders. Notice-and-access allows companies to post shareholder meeting materials online. Instead of a paper copy of Meeting materials, Shareholders receive this notice with information on how they may access or obtain copies of the Meeting materials.

The Corporation encourages beneficial shareholders to enroll for electronic delivery by clicking on “Delivery Settings” on www.proxyvote.com at the time of voting your securities and following the instructions. This allows for the shareholder to receive electronic copies of materials; eliminating the need for paper copies and reducing paper waste.

Meeting Date and Manner of Participation

The Meeting will be held on Thursday, June 6, 2024 at 1:00 p.m. Eastern Daylight Time. The Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live audio webcast.  Registered shareholders and duly appointed proxyholders will have the opportunity to attend the meeting online, submit questions, and vote in real time through a web-based platform. Non-registered or beneficial shareholders who have not appointed themselves as proxyholder will be able to attend the meeting as guests and ask questions, but will not be able to vote. Shareholders will not be able to attend the meeting in person. Zomedica encourages all shareholders to vote in advance of the Meeting by proxy. Please see the section entitled “How to Vote” in the management information circular (“Circular”) for detailed instructions on how to attend and participate at the Meeting. Guests will also be able to attend online and listen to the Meeting but will not be able to vote or ask questions during the Meeting.

In order to attend the Meeting virtually, shareholders are required to log in to www.virtualshareholdermeeting.com/ZOM2024 at least fifteen (15) minutes prior to the start of the Meeting. Shareholders will need the 16-digit control number contained on the form of proxy or voting instruction form accompanying this Notice, as applicable, and access to an internet connected device for the full duration of the Meeting. Alternatively, shareholders can take steps to submit their votes by proxy by following the instructions below and as further set out in the Circular.

In order to be valid for use at the Meeting, proxies must be received not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the Meeting or any adjournment(s) or postponement(s) thereof.

If you are a non-registered shareholder and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary. If you are a non-registered shareholder and do not complete and return the materials in accordance with such instructions, you may lose the right to vote at the Meeting.

Further information with respect to voting by proxy is included in the Circular.

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The following matters will be considered and voted upon at the Meeting:

1.	To elect eight director nominees to serve as directors until the next annual meeting of shareholders;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2023;

3.	To approve, on an advisory basis, the executive compensation of the Corporation’s named executive officers as described in the Circular; and

4.	To consider any other matters that may properly come before the Annual Meeting or any adjournments thereof.

Directors recommend a vote “FOR” all nominees under item 1 and “FOR” items 2 and 3.

This is not a ballot. You cannot use this notice to vote your common shares. This communication presents only an overview of the more complete Meeting materials that are available to you on the Internet. Before voting, we strongly encourage you to first review all of the important information contained in the Circular, available at: https://investors.zomedica.com/sec-filings and sedarplus.ca.

The following Meeting Materials are available at https://investors.zomedica.com/sec and sedarplus.ca:

•	The Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 (which includes annual audited financial statements for the year ended December 31, 2023 and related management’s discussion and analysis)

•	The Circular

•	The Corporation’s form of proxy

•	Any amendments to the foregoing materials that are required to be furnished to shareholders.

You may request a paper copy of the Meeting materials, at no cost, up to one year from the date the Circular was filed on SEDAR+. You may make such a request at any time prior to or following the Meeting by contacting Broadridge at 1-877-907-7643 (Toll Free for Registered Shareholders and Non-Registered/Beneficial Shareholders – North America) or Direct 1-303-562-9305 (English) / 1-303-562-9306 (French) (Other countries) and follow the instructions. Requests should be made prior to May 21, 2024, to allow you sufficient time to submit your form of proxy/voting instruction form.  You may also request that you receive paper copies of all future proxy materials from the Corporation.

If you have any questions regarding notice-and-access, please call 1-844-916-0609 (English) or 1-844-973-0593 (French).

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ZOMEDICA CORP.

REQUEST FOR FINANCIAL STATEMENTS AND RELATED MD&A

Dear Shareholder:

As a registered and/or beneficial shareholder of Zomedica Corp. (the “Company”), you are entitled to receive our interim financial statements and related MD&A.  If you wish to receive them by mail, please complete and return this form to our Transfer Agent, TSX Trust Company (by mail or fax below) or submit your request online (see address below).  You will receive this form each year and will be required to renew your request to receive these financial statements and related MD&A.

We encourage you to submit your request online at: www.tsxtrust.com/financialstatements

Our Company Code Number is:  9640A

If you have any questions about this procedure, please contact TSX Trust Company by phone at 1-800-387-0825 or 416-682-3860 or by email at shareholderinquiries@tmx.com.

To:	TSX Trust Company
By Mail:	301-100 Adelaide St. West, Toronto, ON M5H 4H1
By Fax:	1-888-249-6189

(Please mark)

☐ I wish to receive the Company’s interim financial statements and related MD&A

(Please print)

Name __________________________________________________________________

Address ________________________________________________________________

_______________________________________________________________________

Note: Do not return this form by mail or fax if you have submitted your request online.

9640A SUPP

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